EXHIBIT 32.2

APPLIED MATERIALS, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Applied Materials, Inc. for the period ended July 27, 2003, I, Joseph R. Bronson, Executive Vice President and Chief Financial Officer, hereby certify pursuant to 18 U.S.C.§1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	this Form 10-Q for the period ended July 27, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this Form 10-Q for the period ended July 27, 2003 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.

Date: September 9, 2003

By:	/s/ JOSEPH R. BRONSON Joseph R. Bronson Executive Vice President and Chief Financial Officer